SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2003

RSA Security Inc.

(Exact name of registrant as specified in charter)

Delaware	000-25120	04-2916506

(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

174 Middlesex Turnpike, Bedford, Massachusetts	01730

(Address of principal executive offices)	(Zip Code)

                     Registrant’s telephone number, including area code: (781) 515-5000

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.

     On October 16, 2003, RSA Security Inc. issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2003. The full text of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

See the Exhibit Index attached to this Report.

Item 12. Results of Operations and Financial Condition

     The press release referred to under Item 5 above is also being furnished pursuant to Item 12 of Form 8-K. The full text of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2003	RSA Security Inc.
(Registrant)

	By:	/s/Jeffrey D. Glidden

Jeffrey D. Glidden
Senior Vice President, Finance and Operations,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated October 16, 2003, announcing the financial results of RSA Security Inc. for the third quarter and nine months ended September 30, 2003.